BancorpSouth
Gulf South Bank Conference New Orleans, LA April 30, 2008

Forward Looking Information
Certain statements contained in this presentation and the accompanying slides may not be based on historical facts and are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements may be identified by reference to a future period or by the use of forward-looking terminology, such as “anticipate,” “believe,” “estimate,” “expect,” “foresee,” “may,” “might,” “will,” “intend,” “could,” “would” or “plan,” or future or conditional verb tenses, and variations or negatives of such terms. These forward-looking statements include, without limitation, statements about BancorpSouth’s focus on high quality assets, new loan markets, BancorpSouth’s market presence, growth opportunities, opportunities for mobile banking, strategic initiatives, the usefulness and comparability of average tangible equity as a performance measure, dividend growth, and the future operating results of BancorpSouth, through BancorpSouth Bank. We caution you not to place undue reliance on the forward-looking statements contained in this presentation, in that actual results could differ materially from those indicated in such forward-looking statements as a result of a variety of factors. These factors include, but are not limited to, the ability of BancorpSouth to provide and market competitive products and services, the ability of BancorpSouth to manage growth and effectively serve an expanding customer and market base, changes in economic conditions, the ability of BancorpSouth to identify and enter new markets, changes in BancorpSouth’s operating or expansion strategy, changes in the national economy and in the economy in BancorpSouth’s market areas, the ability of BancorpSouth to attract, train and retain qualified personnel, changes in consumer preferences, geographic concentrations of BancorpSouth’s assets, the ability of BancorpSouth to implement and integrate new technologies, changes in business conditions, including, for example, changes in interest rates and regulatory changes, and other factors detailed from time to time in BancorpSouth’s press releases and filings with the Securities and Exchange Commission. BancorpSouth does not undertake any obligation to update or revise forward-looking statements to reflect events or circumstances after the date of this presentation.

Agenda An overview of BancorpSouth BancorpSouth’s market footprint The BancorpSouth franchise Major lines of business Operating results Strategic initiatives Key investment considerations

Corporate Profile $13.2 billion in assets 8-state financial holding company 290 locations Provides a comprehensive line of financial products and services to individuals and to small- to mid-size businesses Traditional banking and non-interest products $1.9 billion market capitalization Data as of March 31, 2008

Mission Statement
Be the leading financial services company in our markets, close to the client and focused on the economic development of the communities we serve. Maximize shareholder value through consistently strong earnings performance, strong and growing market share, and focus on high quality assets. Continuously transform BancorpSouth into a more diverse and comprehensive financial services company. Be our clients’ provider of choice for financial services, a multi-faceted relationship providing maximum long term value to both the client and our company. Provide an inspiring career opportunity for dedicated professionals.

Market Footprint

Growth Markets Top Metro Gross Metropolitan Product (GMP) Projected Growth Rankings 2007 – 2012*
1.Mobile, AL – 34.31% 2.Austin, TX – 32.05% 3.Texarkana, TX/AR – 28.57% 4.Palm Coast, FL – 28.1% 5.Huntsville, AL – 26.36% 6.Prescott, AZ – 25.49% 7.Auburn-Opelika, AL-24.01% 8.St. George, UT – 23.82% 9. Port St. Lucie, FL – 23.43% 10.Cape Coral-Ft. Myers, FL – 23.34% 11.Gulfport-Biloxi, MS – 23.12% 12.Atlanta, GA – 22.81% BancorpSouth Markets * 1/30/08 Forbes.com

Vehicle Volume = 150,000 annually Capital Investment = $1.3 Billion •$330 Million — Buildings •$970 Million – Equipment Annual Estimated Employment & Payroll (at year 2011 unless otherwise noted) •2000 Direct Jobs — $122 Million Payroll •4900 Indirect Jobs — $168 Million Payroll •1402 Induced Jobs — $28 Million Payroll •278 Local Gov’t Jobs — $9 Million Payroll •2232 Construction Jobs (2 year construction period) — $161 Million Payroll
Estimated Benefit to the State (25 year Cumulative Based On 2000 Jobs) •$693 Million Revenue Data based on information obtained from the Mississippi Development Authority and the Community Development Foundation
As advertised in the WSJ 3/23/0

What Differentiates BancorpSouth

Meeting the Needs of Customers




BancorpSouth Family of Services
Personal and Business Banking
Investment and Brokerage Services
Trust and Asset Management
Insurance
Commercial Banking and Cash Management
Student Loans
Credit Cards
Mortgage Lending and Servicing

10

BancorpSouth Insurance Services
Ranked 38th nationally among insurance brokerage firms by Business Insurance in July of 2007 Ranked 6th nationally among banks in insurance brokerage fee income in the Michael White / Symetra Bank Fee Income Report at December 31, 2007
For 2007, commissions totaled $71 million, a 12.5% increase over 2006. 1Q-2008 total commissions and fees of $24.5 million was a 25% increase over 1Q-2007 of $19.8 million

Wealth Management Group
12/31/2007 12/31/2006 Number of Trust Accounts 4,744 4,705
Number of Brokerage Accounts 12,256 9,698
Total Client Accounts 17,000 14,403
Trust Assets $ 4.1 $ 3.7
Brokerage Assets 1.3 0.8
Assets Under Management (billions) $ 5.4 $ 4.5

Wealth Management Group
Total Commissions and Fees
as of December 31
($ in millions)

Commercial Banking and Treasury Management
Over $1.21 billion in Commercial Checking balances
12% increase in Treasury Management customers * 24.8% increase in Treasury Management sweep product balances *
23% increase in total fee revenue for Treasury Management **

Mobile Banking Innovator
First in the Nation Mobile Banking with Firethorn Holdings and AT&T Mobility
BancorpSouth Benefits:
Market readiness for mobile banking New customer acquisition & retention Customer convenience Increased share of wallet Transaction revenue

Image Processing
First bank in nation to implement multiple image exchange networks*
Currently presenting over 85% of checks electronically
Over 50% of our statements are truncated; the remaining statements are imaged
Remote check capture service enables us to serve commercial customers, while indirectly entering new markets
* Source: FedFocus, November 2005, Federal Reserve Bank

Deposits
Total Deposits as of March 31 ($ in billions)
as of March 31, 2008

Deposits and Borrowings
Average Deposits and Borrowings

Average Public CD’s and Borrowings
Public CD’s and Borrowings

Loans
Loans Net of Unearned Income as of March 31 ($ in billions)
as of March 31, 2008

New Market Loan Growth
From January 1, 2004 – March 31, 2008, new loan markets have added $2.1 billion to BancorpSouth’s loan portfolio

90 Days Past Due, Non-Accrual Loans and OREO / Assets
BXS Peer Group
Peer Group Data is based on the Federal Reserve’s Bank Holding Company Performance Report

Reserve Coverage of 90 days Past Due and Non-Accrual Loans
BXS Peer Group
Peer Group Data is based on the Federal Reserve’s Bank Holding Company Performance Report

Operating Results
Three Months Ended March 31, 2008 2007 % Change
Net interest revenue $110,070 $ 98,668 11.56
Provision for credit losses 10,811 1,355 697.86
Noninterest revenue 66,231 58,359 13.49
Noninterest expense 113,470 105,610 7.44
Income before income taxes 52,020 50,062 3.91
Income tax provision 16,875 16,485 2.37
Net income 35,145 33,577 4.67
Net income per share: diluted 0.43 0.42 2.38
Dollars in thousands, except per share amounts

Performance Ratios
Three Months Ended March 31, 2008 2007 % Change
Return on average assets 1.08% 1.11% -2.70
Return on tangible equity 15.61% 15.96% -2.19
Return on common equity 11.78% 12.90% -8.68
Net interest margin 3.79% 3.66% 3.55
Average shares outstanding — diluted 82,533,799 79,892,404 3.31

Net Interest Margin

Balance Sheet Information
Three Months Ended March 31, 2008 2007 % Change
Total assets $13,154,871 $12,960,658 1.50
Total earning assets 11,909,702 11,834,420 0.64
Loans, net of unearned discount 9,233,023 8,739,106 5.65
Allowance for credit losses 119,301 104,687 13.96
Total deposits 10,086,201 10,659,493 -5.38
Common shareholders’ equity 1,223,653 1,126,003 8.67
Book value per share 14.86 13.70 8.47
Dollars in thousands, except per share amounts

Performance Metrics
Return on Average Assets

Performance Metrics
Return on Average Tangible Equity

Earnings Per Share History

Tier 1 Capital Leverage Ratio
Peer Group BXS
Data is based on the Federal Reserve’s Bank Holding
Company Performance Report

Tangible Tier 1 Capital Leverage Ratio
Peer Group BXS
Data is based on the Federal Reserve’s Bank Holding Company Performance Report

Dividend Growth
$0.90
$0.85
$0.80
$0.75
$0.70
$0.65
$0.60
$0.55
$0.50
$0.45
$0.40
$0.35
$0.30
$0.25
$0.20
$0.15
$0.10
$0.05
$0.00
1983 1984 1985 1986 1987 1988 1989 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008
Cash dividend per share of common stock
* Projection based on dividends declared to date.

Strategic Initiatives
Continue to pursue new market entries
Create new initiatives for organic growth of deposits and loans
Maintain our net interest margin Increase share of client wallet
Continue to implement and promote a consistent BancorpSouth brand Continue to leverage industry-leading position in electronic payment technology
Diversify and grow non-interest revenue

Key Investment Considerations
Unique market presence and growth opportunity
Focused on retail customers and small- to mid-size business
High degree of local management authority Size leveraged to support local offices Superior technological infrastructure Solid capital position Focused on shareholder value

Total Shareholder Return
including dividends
Periods ending 3/31/08
S&P 500 Index S&P 500 Banks Index BXS
Source: Bloomberg

BancorpSouth’s common stock is traded on the New York Stock Exchange under the symbol BXS. Additional information can be found at www.bancorpsouth.com .

The Emerging Regional Bank of the Mid-South

APPENDIX
Unaudited Reconciliation of Non-GAAP Financial Measure
Return on average tangible equity should not be considered an alternative to return on average shareholders’ equity or other financial statement data, but rather as a non-GAAP measure of financial performance. Return on average tangible equity is computed by dividing the annualized net earnings available to common shareholders by the average tangible shareholders’ equity.
Average tangible shareholders’ equity equals average shareholders’ equity less goodwill and identifiable intangible assets. Management believes that return on average tangible equity is a meaningful measure because it reflects the equity deployed in BancorpSouth’s businesses. Because return on average tangible equity is not a measurement determined in accordance with GAAP and is susceptible to varying calculations, return on average tangible equity as presented may not be comparable to other similarly titled measures of other companies. The following table sets forth a reconciliation of return on average shareholders’ equity to return on average tangible equity:
(Average Balances, Dollars in thousands)

	Quarter Ended						Quarter Ended
	December 31, 2003	December 31, 2004	December 31, 2005	December 31, 2006	December 31, 2007	March 31, 2007	March 31, 2008
Shareholders’ Equity	$845,874	$873,264	$934,563	$1,000,351	$1,121,000	$1,055,665	$1,199,457

Deduct: Goodwill and identifiable intangible assets	65,287	85,324	135,086	165,192	258,774	202,361	294,082

Tangible Shareholders’ Equity	780,587	787,940	799,476	835,159	862,226	853,304	905,375

Return on Average Shareholders’ Equity	15.50%	12.67%	12.33%	12.52%	12.31%	12.90%	11.78%

Return on Average Tangible Equity	16.80%	14.04%	14.41%	14.99%	16.00%	15.96%	15.61%